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                                                              EXHIBIT (10)(j)(2)


                  The Company has Change in Control Agreements in essentially the form incorporated by reference in Exhibit 10(j)(1) (with the indicated variations on pp. 7, 8 and 9) with various of its officers, including the following executive officers:


                               Executive Officers
                               ------------------

John W. Carney                        Vice President, Human Resources/Strategic
                                      Planning


William E. Chandler                   Senior Vice President, Finance (Chief
                                      Financial Officer) and Secretary


Robert B. Fritsch                     President and Chief Executive Officer


Spencer W. O'Meara                    Executive Vice President and General
                                      Manager


W. Ernest Precious                    Executive Vice President and General
                                      Manager


Eugene A. Stiefel                     Vice President, Information Services